SECURITIES  AND  EXCHANGE  COMMISSION
                       Washington,  D.C.  20549

                              FORM  8-K

                           CURRENT  REPORT

              Pursuant  to  Section  13  or  15(d)  of
              the  Securities  Exchange  Act  of  1934

Date  of  Report  (Date  of  earliest  event  reported)      MARCH  29,  2000
                                                            ------------------

                  NORTHERN  STATES  POWER  COMPANY
                  --------------------------------
     (Exact  name  of  registrant  as  specified  in  its  charter)

                             MINNESOTA
                             ---------
           (State  or  other  jurisdiction  of  incorporation)

        1-3034                                        41-0448030
        ------                                        ----------
(Commission  File  Number)                 (IRS Employer  Identification  No.)


414  NICOLLET  MALL,  MPLS,  MN                                    55401
-------------------------------                                    -----
(Address  of  principal  executive  offices)                    (Zip  Code)

Registrant's  telephone  number,  including  area  code          612-330-5500
                                                                 ------------

     (Former  name  or  former  address,  if  changed  since  last  report)

Item  5  -  Other  Events
-------------------------

On March 29, 2000, the Board of Directors of Northern States Power Company (NSP) approved the potential sale in a public offering by its wholly owned subsidiary, NRG Energy, Inc. of up to 18 percent interest in the common stock of NRG Energy. NSP has concluded that this offering of NRG stock will not affect NSP's ability to use the pooling of interests method of accounting for its pending merger with New Century Energies. The purpose of the offering will be to raise capital to fund a portion of NRG Energy's project investments and other capital requirements for 2000. No proceeds of this offering will be received by Northern States Power Company. For additional information see the press release attached as exhibit 99.01.


Item  7.          Financial  Statements  and  Exhibits
--------          ------------------------------------

(c)    EXHIBITS

Exhibit
  No.                    Description
-----                    -----------

99.01                    Press Release dated March 29, 2000



Forward  Looking  Statements
----------------------------

This document includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate," "estimate," "expect," "objective," "outlook," "projection," "possible,"
"potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to:

- general    economic    conditions,   including    their   impact  on   capital
  expenditures;
- availability or cost of capital such as changes in: interest rates; market perceptions of the power generation industry, NSP or any of its subsidiaries; or security ratings;
- business  conditions  in  the  energy  industry;
- competitive  factors;
- unusual  weather;
- changes  in  federal  or  state  legislation;
- regulation;
- currency  translation  and  transaction  adjustments;
- regulatory delays or conditions imposed by regulatory agencies in approving the proposed merger with New Century Energies, Inc.;
- the higher degree of risk associated with NSP's nonregulated businesses as compared to NSP's regulated business;
- volatility  of  energy  prices  in  a deregulated market environment;
- the lack of operating history at NRG's development projects, the lack of NRG operating history at the projects not yet owned and the limited operating history at the remaining NRG projects provide only a limited basis for management  to  project  the  results  of  future  operations;
- risks associated with timely completion of NRG projects, including obtaining competitive contracts, obtaining regulatory and permitting approvals, local opposition, construction delays and other factors beyond NRG's control;
- the  failure  to  timely  satisfy  the  closing  conditions  contained  in the definitive agreements for the acquisitions of projects by NRG subject to definitive agreements but not yet closed, many of which are beyond NRG's control;
- factors challenging the successful integration of projects not previously owned or operated by NRG, including the ability to obtain operating synergies;
- factors associated with operating in foreign countries including: delays in permitting and licensing, construction delays and interruption of business, political instability, risk of war, expropriation, nationalization, renegotiation, or nullification of existing contracts, changes in law, and the ability to convert foreign currency into United States dollars;
- and the other risk factors listed from time to time by NSP in reports filed with the Securities and Exchange Commission, including Exhibit 99.01 to NSP's Annual Report on Form 10-K for the year ended Dec. 31, 1999.

NSP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors pursuant to the Act should not be construed as exhaustive.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Northern  States  Power  Company
                                (a Minnesota  Corporation)

                                /s/
                                ---
                                Edward  J.  McIntyre
                                Vice  President  and  Chief  Financial  Officer


March  29,  2000